Exhibit 10.13.2
                                                                             TNX
Mr. R. Mehdaova Director of Services LMIC, Inc.
6435 Virginia Manor Road
Beltsville
MD 20705
USA

28th July 2004

Dear Rachid

Please accept this letter as confirmation of our order for additional equipment to cover our Southern, C2C and Arriva train's contracts.

Please find attached our TNCI order form detailing required quantities and delivery schedule for this equipment.

Order value covered by this addition to our contract dated 13th September 2003 as amended by the variations dated 21st July 2004 is $14,533,556.98 (fourteen million, five hundred and thirty three thousand, five hundred and fifty six dollars, ninety eight cents).

Signed for and on behalf of the company


/s/ Phillip A. Campbell
Phillip A. Campbell
Commercial Director
TNCI UK Limited

Enc.


TNCI UK Limited
Pacific House, Stanier Way, Wyvern Business Park, Derby DE21 6BF, United Kingdom
T. +44(0)1332 678 883  F. +44(0)1332 544 498  E.  UK@tncx.com  W.  www.tnx.tv